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                                                                  Exhibit 10.169

                            NOTICE OF FINAL AGREEMENT
                                 LOAN NO. 753943

     THIS NOTICE OF FINAL AGREEMENT is made this 7 day of June, 2004, and is incorporated by and into and shall be deemed to amend and supplement any and all documents constituting "Loan Agreements" as defined by Section 26.02 of the Texas Business & Commerce Code, executed by and among INLAND WESTERN WATAUGA LIMITED PARTNERSHIP, an Illinois limited partnership ("BORROWER"), INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("Guarantor"), and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("LENDER"), pertaining to the property located at 7600-7620 Denton Highway, Watauga, Texas, and the loan in the stated aggregate principal amount of $19,617,000.00 evidenced by that Secured Promissory Note of even date herewith executed by Borrower to Lender, and such term shall also include said Secured Promissory Note, as well as that Deed of Trust, Security Agreement and Assignment of Rents, that Assignment of Lease and Rents, that Assignment of Management Agreement and Subordination of Management Fees Agreement, that Guaranty, and that Environmental Indemnity Agreement, each of even date herewith from Borrower and/or Guarantor to Lender, but shall exclude the Commitment issed by Lender to Borrower.

     In addition to the covenants made in the Loan Agreements, Borrower and Lender further covenant and agree as follows:

     1. The rights and obligations of Borrower and Lender shall be determined solely from the written Loan Agreements and any prior oral agreements between Lender and Borrower are superseded by and merged into the Loan Agreements.

     2. The Loan Agreements may not be varied by any oral agreements or discussions that occur before, contemporaneously with, or subsequent to the execution of the Loan Agreements.

     3. The following Notice is provided pursuant to Section 26.02 of the Texas Business & Commerce Code:

     THE WRITTEN LOAN AGREEMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                             SIGNATURE PAGES FOLLOW

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                          SIGNATURE PAGE OF BORROWER TO
                            NOTICE OF FINAL AGREEMENT


                          INLAND WESTERN WATAUGA LIMITED
                          PARTNERSHIP, an Illinois limited partnership

                          By: INLAND WESTERN WATAUGA GP, L.L.C., a
                              Delaware limited liability company, its General Partner

                              By:  INLAND WESTERN RETAIL REAL
                                   ESTATE TRUST, INC., a Maryland
                                   corporation, its Sole Member


                                   By:     /s/  Valerie Medina
                                        -----------------------------
                                        Name:   Valerie Medina
                                               ----------------------
                                        Title:  asst. Secretary
                                               ----------------------

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                         SIGNATURE PAGE OF GUARANTOR TO
                            NOTICE OF FINAL AGREEMENT

                               INLAND WESTERN RETAIL REAL ESTATE
                               TRUST, INC, a Maryland corporation


                               By:     /s/  Valerie Medina
                                    ---------------------------------
                                    Name:   Valerie Medina
                                         ----------------------------
                                    Title: asst. Secretary
                                          ---------------------------

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                           SIGNATURE PAGE OF LENDER TO
                            NOTICE OF FINAL AGREEMENT


                          PRINCIPAL LIFE INSURANCE COMPANY, an
                          Iowa corporation

                          By:  PRINCIPAL REAL ESTATE
                               INVESTORS, LLC, a Delaware limited
                               liability company, its authorized signatory


                               By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------


                               By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

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